SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              FORM 8-K Amendment #2

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): March 12, 2004
                                                  (November 10, 2003)


                              ELECTRACAPITAL, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-28113                                       88-0451101
------------------------------------            --------------------------------
      (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)

P.O. Box 1175, Palm Beach, Florida                            33480
------------------------------------            --------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (561) 822-9995
                     ---------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
            -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1. Changes in Control of Registrant

         Not applicable.

Item 2. Acquisition or Disposition of Assets

         Not applicable.

Item 3. Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     (i) On November 10, 2003, Baum & Company, Certified Public Accountants, 1515 University Dr., Suite 209, Coral Springs, FL 33071 resigned as the Company's certifying accountant.

     (ii) During the Registrant's two most recent fiscal years and any subsequent period preceding the engagement of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (iii) On November 12, 2003, the Registrant's Board of Directors engaged Kempisty & Company, CPA's, P.C. 15 Maiden Lane, Suite 1003, New York, NY 10038 as the Company's certifying accountant.

     (iv) During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Kempisty, the Company, or someone on the Company's behalf had not consulted Kempisty regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S- B.


Item 5. Other Events

         Not applicable.



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





Item 6. Resignation of Registrant's Directors

     Not applicable.


Item 7. Financial Statements and Exhibits

Exhibit 16 Letter from Baum & Company, P.A. regarding change in certifying accountant.

Item 8. Change in the Fiscal Year

     Not applicable.

Item 9. Regulation FD Disclosure

     Not applicable


                                    SIGNATURE

     Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              ElectraCapital, Inc.



DATED: April 12, 2004

                               BY: /s/ Stephen H. Durland
                                   --------------------------
                                   Stephen H. Durland
                                   CFO and Director










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